                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-92465) of Freemarkets, Inc. of our reports dated January 22, 2001, except for Note 13 as to which the date is February 16, 2001, relating to the financial statements and financial statement schedule, which appear in this Form 10-K.



/s/ PricewaterhouseCoopers LLP


Pittsburgh, Pennsylvania
February 23, 2001